Exhibit 99.1

Acri Capital Acquisition Corporation Announces Definitive Business Combination Agreement with Foxx Development Inc.

Austin, Texas, February 20, 2024 (GLOBE NEWSWIRE) – Acri Capital Acquisition Corporation (NASDAQ: ACAC) (“Acri” or “ACAC”), a Delaware incorporated special purpose acquisition company listed on the Nasdaq Global Market, and Foxx Development Inc. (“Foxx”), a Texas based consumer electronics and integrated Internet-of-Things (IoT) solution company, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement”) pursuant to which a newly established subsidiary of Acri will become a publicly listed company combining Acri and Foxx (the “Combined Company”) upon the closing of the transaction contemplated therein (the “Proposed Transaction”). Upon closing, the Combined Company expects to list its common stock on Nasdaq.

Foxx, established in 2017 as a Texas incorporated company, is a consumer electronics and integrated Internet-of-Things (IoT) solution company catering to both retail and institutional clients. With robust research and development capabilities and a strategic commitment to cultivating long-term partnerships with mobile network operators, distributors and suppliers around the world, FOXX currently sells a diverse range of products including mobile phones, tablets and other consumer electronics devices throughout the United States, and is in the process of developing and distributing end-to-end communication terminals and IoT solutions.

“Acri’s inception revolved around the goal of identifying and partnering with companies led by visionary, mission-oriented leadership teams who harness the technology and innovation to disrupt thriving and expanding markets. In this context, Foxx is an ideal fit, aligning with our criteria.” said “Joy” Yi Hua, CEO and Chairwoman of Acri. “We are glad to forge a partnership with Foxx, strengthening their financial foundation and enabling them to pursue a diverse range of growth initiatives, including product development, customer expansion, geographical reach, and industry innovation.”

Haitao Cui, CEO of Foxx, expressed his excitement regarding the transaction, declaring, “Today’s announcement marks an incredible milestone for Foxx, and I am genuinely delighted with this strategic partnership. Combining forces with Acri will significantly accelerate our capacity to deliver products, services, and solutions at scale, transforming the consumer electronics and IoT solutions landscape. Foxx’s vision revolves around creating a world where technology seamlessly enriches people’s lives and revolutionizes the way we connect and interact with our environment. We are poised to tap into an immense total addressable market, where we have the potential to generate substantial value for both our valued customers and investors.”

Key Transaction Terms

As provided in the Business Combination Agreement, the merger consideration is $50,000,000, payable by newly-issued common stock of the Combined Company valued at $10.00 per share, among which 500,000 shares will be deposited into an escrow account (i) to be released to the shareholders of Foxx immediately prior to the closing (the “Foxx Stockholders”) if, within one year of the Business Combination Agreement, the Affordable Connectivity Program managed by the U.S. Federal Communication Commission is reauthorized by the U.S. Congress with funding of no less than $4 billion in total for the reauthorized period, or (ii) otherwise to be cancelled without consideration. Additional up to 4,200,000 shares of common stock may be issued to Foxx Stockholders upon achievement of certain financial performance milestones of the Combined Company for the fiscal years ending June 30, 2024 and June 30, 2025.

Following the closing, assuming no redemption by existing public stockholders of Acri, the Acri stockholders will have approximately 51.98% equity interest in the Combined Company and the Foxx Stockholders will have approximately 48.02% equity interest in the Combined Company assuming there is no transaction financing in connection with the Proposed Transaction. If, however, there is a maximum redemption of existing public shareholders of Acri (without consideration of the $5 million net tangible asset requirements), the Acri shareholders will have approximately 30.13% equity interest in the Combined Company and the Foxx Stockholders will have approximately 69.87% equity interest in the Combined Company.

The boards of directors of both Acri and Foxx have unanimously approved the Proposed Transaction, which is expected to be completed in the second quarter of 2024, subject to, among other things, approval by the Acri stockholders and the Foxx stockholders respectively, and satisfaction (or waiver, as applicable) of the conditions provided in the Business Combination Agreement, including regulatory approvals and other customary closing conditions, including a registration statement in connection with the Proposed Transaction being declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and the listing application being approved by the Nasdaq Capital Markets LLC.

Additional information about the Proposed Transaction, including a copy of the Business Combination Agreement, will be provided in a Current Report on Form 8-K to be filed by Acri with the SEC and available at www.sec.gov. Additional information about the Proposed Transaction will be described in the Registration Statement, which Acri and/or its subsidiary will file with the SEC.

Advisors

EF Hutton LLC is serving as capital markets advisor to Acri, and Robinson & Cole LLP is serving as legal counsel to Acri. VCL Law LLP is serving as legal counsel to Foxx.

About Acri Capital Acquisition Corporation

Acri Capital Acquisition Corporation is a blank check company, also commonly referred to as a special purpose acquisition company, or  SPAC, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses with one or more businesses or entities, provided that it will not undertake its initial business combination with any entity being based in or having the majority of its operations in China (including Hong Kong and Macau).

About Foxx Development Inc.

Founded in 2017 as a Texas-incorporated entity, Foxx stands as a distinguished player in the realm of consumer electronics and integrated Internet-of-Things (IoT) solutions, catering to both retail and institutional clients. Leveraging its robust research and development capabilities, the company’s strategic vision focuses on forging enduring alliances with global mobile network operators, distributors, and suppliers. This approach has translated into a robust presence within the United States, where the portfolio encompasses a diverse range of mobile phones, tablets, and consumer electronics. Concurrently, Foxx is diligently engaged in the development and distribution of end-to-end communication terminals and an innovative suite of IoT solutions, with the aim of positioning itself at the forefront of technological advancement to shape the future of global connectivity.

Additional Information about the Transaction and Where to Find It

The proposed transaction has been approved by the boards of directors of the ACAC, PubCo and Foxx, and will be submitted to stockholders of the ACAC and the stockholders of Foxx for their approval. In connection with such approval, PNAI intends to file with the SEC the Proxy Statement/Prospectus. After the Registration Statement that forms a part of the Proxy Statement/Prospectus has been declared effective, the ACAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transaction. The ACAC stockholders are urged to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and the definitive Proxy Statement/Prospectus in connection with the proposed transaction, as these materials will contain important information about the ACAC, PubCo, Foxx and the proposed Business Combination. ACAC stockholders will also be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the ACAC, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The ACAC, PubCo, Foxx and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the ACAC’s stockholders with respect to the proposed Business Combination. Information regarding the ACAC’s directors and executive officers is available in the IPO Prospectus. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed Business Combination and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus when it becomes available.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of the PubCo, the cash position of the PubCo following closing, the ability of the ACAC, PubCo or Foxx to consummate the proposed business combination and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the final prospectus filed with the SEC on June 10, 2022 (the “IPO Prospectus”), the Registration Statement on Form S-4 to be filed by PubCo, which will include a proxy statement containing information about the proposed transaction and the respective businesses of Foxx and the ACAC, as well as the prospectus relating to the offer of the PubCo securities to be issued to Foxx Stockholders in connection with the completion of the proposed transaction (the “Proxy Statement/Prospectus”), and in other documents filed by the ACAC or PubCo with the SEC from time to time. Important factors that could cause the PubCo’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: Foxx’s or Pubco’s limited operating history; the ability of Foxx or PubCo to identify and integrate acquisitions; general economic and market conditions impacting demand for the products and services of Foxx or PubCo; the inability to complete the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by the ACAC stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; and such other risks and uncertainties as are discussed in the IPO Prospectus and the Proxy Statement/Prospectus. Other factors include the possibility that the proposed Business Combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

The ACAC, PubCo and Foxx each expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of ACAC, PubCo or Foxx with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Contacts

Acri Contact:

Acri Capital Acquisition Corporation

Ms. “Joy” Yi Hua, Chairwoman

Email: acri.capital@gmail.com

Media and Investor Relations Contact:

International Elite Capital

Annabelle Zhang

Telephone: +1(646) 866-7989

Email: acri@iecapitalusa.com

Foxx Contact:

Foxx Development Inc.

Haitao Cui, CEO
Telephone: +1 (855) 585-3699
Email: haitao.cui@foxxusa.com

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